Exhibit 99.1

Aeva and InterPrivate Acquisition Corp. Announce Closing of Business

Combination; Aeva to Trade on NYSE as “AEVA” Beginning On March 15

Mountain View, CA, March 12, 2021 – Aeva, Inc. (“Aeva” or the “Company”), a leader in next generation 4D LiDAR sensing and perception systems, announced today that it has completed its previously announced business combination with InterPrivate Acquisition Corp. (NYSE: IPV) (“InterPrivate”), a special purpose acquisition company. The transaction, which was approved by InterPrivate’s stockholders in a special meeting held on March 11, 2021, resulted in the combined company being renamed “Aeva Technologies, Inc.”, with its common stock and warrants to commence trading on the New York Stock Exchange on March 15, 2021 under the ticker symbols “AEVA” and “AEVAW”, respectively.

“As we begin Aeva’s next chapter as a public company, we are in a strong position to realize our vision of scaling our industry-first 4D LiDAR technology and bring perception to all devices,” said Soroush Salehian, Co-Founder and CEO of Aeva. “We have made significant progress on our business plans – forming foundational commercial partnerships, accelerating our product roadmap and bolstering the management team with industry leaders. This deal closure is a testament to the trust and confidence that shareholders have placed in our leadership, technology and business model.”

“We founded Aeva with the vision to bring a new wave of perception technology to market and advance the capabilities of automated driving. This key milestone marks the next stage of our growth, as we look forward to accelerating our ability to bring our unique 4D LiDAR on chip technology to not just automotive, but consumer, industrial and beyond,” added Mina Rezk, Co-Founder, President, CTO and Chairman of Aeva.

“Aeva’s management team has demonstrated impressive leadership throughout the business combination process. With the transaction proceeds, we believe Aeva has the resources to advance its attractive growth opportunities and bring pioneering 4D LiDAR technology to the mass market,” said Ahmed Fattouh, Chairman and CEO of InterPrivate.

The business combination is expected to result in gross proceeds of over $560 million to Aeva, including $320 million in PIPE proceeds and $243 million of InterPrivate cash held in trust. Transaction proceeds are expected to support the Company through the planned start of production in 2024.

Morgan Stanley & Co. LLC served as financial advisor and lead private placement agent on the PIPE offering, EarlyBirdCapital acted as capital markets advisor and Greenberg Traurig, P.A. served as legal advisor to InterPrivate. Credit Suisse Securities (USA) LLC acted as capital markets advisor, and Latham & Watkins LLP served as legal advisor to Aeva. Credit Suisse Securities (USA) LLC also served as placement agent on the PIPE offering for InterPrivate. Additionally, Davis Polk & Wardwell LLP served as legal counsel to Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC.

About Aeva

Founded in 2017 by former Apple engineers Soroush Salehian and Mina Rezk, and led by a multidisciplinary team of engineers and operators, Aeva is building the next-generation of sensing and perception for autonomous vehicles and beyond. Aeva is backed by Adage Capital, Porsche SE, Lux Capital and Canaan Partners, amongst others. For more information, visit www.aeva.com.

About InterPrivate Acquisition Corp.

InterPrivate is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. InterPrivate is controlled by affiliates of Ahmed M. Fattouh, Chairman and Chief Executive Officer, and InterPrivate LLC, a private investment firm founded by Mr. Fattouh that is also the sponsor of InterPrivate II Acquisition Corp., InterPrivate III Financial Partners, Inc., and InterPrivate IV InfraTech Partners, Inc. InterPrivate is an emerging growth company as defined in the Jumpstart Our Business Startups Act of 2012.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: (i) the ability to maintain the listing of Aeva’s securities on the New York Stock Exchange, (ii) the price of Aeva’s securities, which may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Aeva plans to operate, variations in performance across competitors, changes in laws and regulations affecting Aeva’s business and changes in the combined capital structure, (iii) the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities, (iv) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Aeva operates, (v) the risk that Aeva and its current and future collaborators are unable to successfully develop and commercialize Aeva’s products or services, or experience significant delays in doing so, (vi) the risk that Aeva may never achieve or sustain profitability; (vii) the risk that Aeva will need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all; (viii) the risk that Aeva experiences difficulties in managing its growth and expanding operations, (ix) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations, (x) the risk of product liability or regulatory lawsuits or proceedings relating to Aeva’s products and services, (xi) the risk that Aeva is unable to secure or protect its intellectual property; (xii) the effects of the ongoing coronavirus (COVID-19) pandemic or other infectious diseases, health epidemics, pandemics and natural disasters on Aeva’s business, (xiii) the ability to recognize the anticipated benefits of the business combination, which may be impacted by, among other things, competition, the ability of Aeva to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees and (xiv) the risk that the business combination disrupts current plans and operations of Aeva as a result of the announcement and consummation of the business combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” and “Cautionary Note Regarding Forward-

Looking Statements and Risk Factor Summary” sections of InterPrivate’s registration statement on Form S-4 (No. 333-251106), as amended, initially filed with the SEC on December 3, 2020, and InterPrivate’s and Aeva’s other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Aeva assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Aeva does not give any assurance that it will achieve its expectations.

Press Contacts

Investors:

Andrew Fung

investors@aeva.ai

Media:

Michelle

Chang press@aeva.ai